LITMAN GREGORY FUNDS TRUST

Supplement dated January 3, 2012
to Prospectus of Litman Gregory Masters Alternative Strategies Fund dated
September 2, 2011, as supplemented September 30, 2011

Notice to Existing and Prospective Shareholders of Litman Gregory Masters Alternative Strategies Fund:

The litigation with Trust Company of the West involving DoubleLine Capital LP (“DoubleLine”), certain key employees of DoubleLine, and DoubleLine Funds Trust described in the Prospectus has been settled among the parties.  Any references to the unresolved status of those claims in the Prospectus should be disregarded.

Please keep this Supplement with your Prospectus.